UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 14, 2021

GRAFTECH INTERNATIONAL LTD.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-13888	27-2496053
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No)

982 Keynote Circle

Brooklyn Heights, OH 44131

(Address of Principal Executive Offices) (Zip Code)

(216) 676-2000

(Registrant’s telephone number, including area code)

Not Applicable

Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value per share	EAF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition.

Although the financial statements of GrafTech International Ltd. (the “Company,” “GrafTech,” “we” or “us”) as of and for the year ended December 31, 2020 are not yet complete, certain preliminary estimated financial information is available and is shown in estimated ranges in the tables below.

Preliminary Consolidated Statement of Operations Data, Sales and Production Volume (Estimated)

	For the Year Ended December 31, 2020 Estimated Range
(in thousands, except per share amounts)	Low	High
Net sales	$1,210,000	$1,230,000
Net income	$425,000	$435,000
Earnings per share	$1.58	$1.62
Adjusted EBITDA(1)	$652,000	$662,000
Sales volume (MT) (2)	134	136
Production volume (MT)	133	135

(1)

Adjusted EBITDA is not defined under U.S. generally accepted accounting principles (“GAAP”). Please see below for a reconciliation of adjusted EBITDA to its most directly comparable GAAP financial measure, as well as management’s definition and the reasons for the use of adjusted EBITDA.

(2)	Approximately 82 to 85% of the sales volume is expected to be from sales under long-term sales agreements (“LTAs”).

During the fourth quarter of 2020, our average realized price from LTA business was approximately $9,600 per MT, and the average price for non-LTA business was approximately $4,900 per MT. The current market for graphite electrodes continues to be competitive, as our industry lags behind the improving fundamentals in the steel industry. If the strength in the steel industry continues, we would expect market improvement for our products later in 2021.

Preliminary Consolidated Balance Sheet Data (Estimated)

As of December 31, 2020
(in thousands)
Cash and cash equivalents	$145,000
Short-term debt	$0
Long-term debt	$1,420,000

The preliminary estimated information set forth above does not represent a comprehensive statement of our results of operations or financial condition as of or for the year ended December 31, 2020. The final comprehensive statements of our results of operations and financial condition as of and for the quarter ended December 31, 2020 may vary from our current expectations and may be different from the information described above as our quarterly financial statement preparation process is not yet complete and additional developments and adjustments may arise between now and the time the financial information for this period is finalized. In addition, these preliminary estimates are not necessarily indicative of the results to be achieved in any future period. There can be no assurance that these estimates will be realized, and estimates are subject to risks and uncertainties, many of which are not within our control. Accordingly, you should not place undue reliance on the preliminary estimated financial information.

The preliminary estimated financial data has been prepared by, and is the responsibility of, our management. Deloitte & Touche LLP has not audited, reviewed, compiled, or applied agreed-upon procedures with respect to the preliminary financial data. Accordingly, Deloitte & Touche LLP does not express an opinion or any other form of assurance with respect thereto.

Non-GAAP Financial Measures

In addition to providing results that are determined in accordance with GAAP, we have provided certain financial measures that are not in accordance with GAAP. EBITDA and adjusted EBITDA are non-GAAP financial measures. We define EBITDA, a non-GAAP financial measure, as net income or loss plus interest expense, minus interest income, plus income taxes, and depreciation and amortization. We define adjusted EBITDA as EBITDA plus any pension and other post-employment benefit (“OPEB”) plan expenses, initial and follow-on public offering and related expenses, non-cash gains or losses from foreign currency remeasurement of non-operating assets and liabilities in our foreign subsidiaries where the functional currency is the U.S. dollar, related party Tax Receivable Agreement expense, stock-based compensation and non-cash fixed asset write-offs. Adjusted EBITDA is the primary metric used by our management and our Board of Directors to establish budgets and operational goals for managing our business and evaluating our performance.

We monitor adjusted EBITDA as a supplement to our GAAP measures, and believe it is useful to present to investors, because we believe that it facilitates evaluation of our period-to-period operating performance by eliminating items that are not operational in nature, allowing comparison of our recurring core business operating results over multiple periods unaffected by differences in capital structure, capital investment cycles and fixed asset base. In addition, we believe adjusted EBITDA and similar measures are widely used by investors, securities analysts, ratings agencies, and other parties in evaluating companies in our industry as a measure of financial performance and debt-service capabilities.

Our use of adjusted EBITDA has limitations as an analytical tool, and you should not consider it in isolation or as a substitute for analysis of our results as reported under GAAP. Some of these limitations are:

•	adjusted EBITDA does not reflect changes in, or cash requirements for, our working capital needs;

•	adjusted EBITDA does not reflect our cash expenditures for capital equipment or other contractual commitments, including any capital expenditure requirements to augment or replace our capital assets;

•	adjusted EBITDA does not reflect the interest expense or the cash requirements necessary to service interest or principal payments on our indebtedness;

•	adjusted EBITDA does not reflect tax payments that may represent a reduction in cash available to us;

•	adjusted EBITDA does not reflect expenses relating to our pension and OPEB plans;

•

adjusted EBITDA does not reflect the non-cash gains or losses from foreign currency remeasurement of non-operating assets and liabilities in our foreign subsidiaries where the functional currency is the U.S. dollars;

•	adjusted EBITDA does not reflect initial and follow-on public offering and related expenses;

•	adjusted EBITDA does not reflect related party Tax Receivable Agreement expense;

•	adjusted EBITDA does not reflect stock-based compensation or the non-cash write-off of fixed assets; and

•	other companies, including companies in our industry, may calculate EBITDA and adjusted EBITDA differently, which reduces its usefulness as a comparative measure.

In evaluating EBITDA and adjusted EBITDA, you should be aware that in the future, we will incur expenses similar to the adjustments in this presentation. Our presentations of EBITDA and adjusted EBITDA should not be construed as suggesting that our future results will be unaffected by these expenses or any unusual or non-recurring items. When evaluating our performance, you should consider EBITDA and adjusted EBITDA alongside other financial performance measures, including our net income (loss) and other GAAP measures.

Reconciliation of Preliminary Net Income (Estimated) to Preliminary Adjusted EBITDA (Estimated)

	For the Year Ended December 31, 2020
(in thousands)	Low	High
Net Income	$425,000	$435,000
Add:
Depreciation and amortization	62,000	63,000
Interest expense	97,500	98,500
Interest income	(1,500)	(2,500)
Income taxes	75,000	79,000

EBITDA	$658,000	$673,000

Adjustments:
Pension and OPEB plan expenses (1)	6,000	6,500
Initial and follow-on public offering and related expenses (2)	200	300
Non-cash loss (gain) on foreign currency remeasurement (3)	1,200	1,400
Stock-based compensation (4)	2,600	2,800
Non-cash fixed asset write-off (5)	0	0
Related party Tax Receivable Agreement adjustment (6)	(16,000)	(22,000)

Adjusted EBITDA	652,000	662,000

(1)	Service and interest cost of our OPEB plans. Also includes a mark-to-market loss (gain) for plan assets as of December of each year.
(2)	Legal, accounting, printing and registration fees associated with the initial and follow-on public offering and related expenses.
(3)	Non-cash gains and losses from foreign currency remeasurement of non-operating assets and liabilities of our non-U.S. subsidiaries where the functional currency is the U.S. dollar.
(4)	Non-cash expense for stock-based compensation grants.
(5)	Non-cash fixed asset write-off recorded for obsolete assets.
(6)	Non-cash expense adjustment for future payment to our sole pre-IPO stockholder for tax assets that are expected to be utilized.

Special Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements that reflect our current views with respect to, among other things, future events and financial performance. You can identify these forward-looking statements by the use of forward-looking words such as “will,” “may,” “plan,” “estimate,” “project,” “believe,” “anticipate,” “expect,” “foresee”, “intend,” “should,” “would,” “could,” “target,” “goal,” “continue to,” “positioned to,” “are confident”, or the negative versions of those words or other comparable words. Any forward-looking statements contained in this Current Report on Form 8-K are based upon our historical performance and on our current plans, estimates and expectations considering information currently available to us. The inclusion of this forward-looking information should not be regarded as a representation by us that the future plans, estimates, or expectations contemplated by us will be achieved. Our expectations and targets are not predictions of actual performance and historically our performance has deviated, often significantly, from our expectations and targets. These forward-looking statements are subject to various risks and uncertainties and assumptions relating to our operations, financial results, financial condition, business, prospects, growth strategy and liquidity. Accordingly, there are or will be important factors that could cause our actual results to differ materially from those indicated in these statements. We believe that these factors include, but are not limited to: the finalization of our financial statements as of and for the year ended December 31, 2020, which may differ from our current expectations and the preliminary estimated financial information provided in this Current Report on Form 8-K; the ultimate impact that the COVID-19 pandemic has on our business, results of operations, financial condition and cash flows; the cyclical nature of our business and the selling prices of our products may lead to periods of reduced profitability and net losses in the future; the possibility that we may be unable to implement our business strategies, including our ability to secure and maintain longer-term customer contracts, in an effective manner; the risks and uncertainties associated with litigation, arbitration, and like disputes, including the recently filed stockholder litigation and disputes related to contractual commitments; the possibility that global graphite electrode overcapacity may adversely affect graphite electrode prices; pricing for graphite electrodes has historically been cyclical and the price of graphite electrodes may continue to decline in the future; the sensitivity of our business and operating results to economic conditions and the possibility others may not be able to fulfill their obligations to us in a timely fashion or at all; our dependence on the global steel industry generally and the electric arc furnace steel industry in particular; the competitiveness of the graphite electrode industry; our dependence on the supply of petroleum needle coke; our dependence on supplies of raw materials (in addition to petroleum needle coke) and energy; the possibility that our manufacturing operations are subject to hazards; changes in, or more stringent enforcement of, health, safety and environmental regulations applicable to our manufacturing operations and facilities; the legal, compliance, economic, social and political risks associated with our substantial operations in multiple countries; the possibility that fluctuation of foreign currency exchange rates could materially harm our financial results; the possibility that our results of operations could deteriorate if our manufacturing operations were substantially disrupted for an extended period, including as a result of equipment failure, climate change, regulatory issues, natural disasters, public health crises, such as the COVID-19 pandemic, political crises or other catastrophic events; our dependence on third parties for certain construction, maintenance, engineering, transportation, warehousing and logistics services; the possibility that we are unable to recruit or retain key management and plant operating personnel or successfully negotiate with the representatives of our employees, including labor unions; the possibility that we may divest or acquire businesses, which could require significant management attention or disrupt our business; the sensitivity of goodwill on our balance sheet to changes in the market; the possibility that we are subject to information technology systems failures, cybersecurity attacks, network disruptions and breaches of data security; our dependence on protecting our intellectual property; the possibility that third parties may claim that our products or processes infringe their intellectual property rights; the possibility that significant changes in our jurisdictional earnings mix or in the tax laws of those jurisdictions could adversely affect our business; the possibility that our indebtedness could limit our financial and operating activities or that our cash flows may not be sufficient to service our indebtedness; the possibility that restrictive covenants in our financing agreements could restrict or limit our operations; the fact that borrowings under certain of our existing financing agreements subject us to interest rate risk; the possibility of a lowering or withdrawal of the ratings assigned to our debt; the possibility that disruptions in the capital and credit markets could adversely affect our results of operations, cash flows and financial condition, or those of our customers and suppliers; the possibility that highly concentrated ownership of our common stock may prevent minority stockholders from influencing significant corporate decisions; the possibility that we may not pay cash dividends on our common stock in the future; the fact that certain of our stockholders have the right to engage or invest in the same or similar businesses as us; the possibility that the market price of our common stock could be negatively affected by sales of substantial amounts of our common stock in the public markets, including by Brookfield Asset Management Inc. and its affiliates; the fact that certain provisions of our Amended and Restated Certificate of Incorporation and our Amended and Restated By-Laws could hinder, delay or prevent a change of control; the fact that the Court of Chancery of the State of Delaware will be the exclusive forum for substantially all disputes between us and our stockholders; and the potential loss of our status as a “controlled company” within the meaning of the New York Stock Exchange corporate governance standards as a result of sales of our common stock by affiliates of Brookfield Asset Management Inc., in which case we would no longer qualify for exemptions from certain corporate governance requirements.

These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements, including the Risk Factors sections included in our most recent Annual Report on Form 10-K, our Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2020, June 30, 2020 and September 30, 2020, and other filings with the SEC. The forward-looking statements made in this Current Report on Form 8-K relate only to events as of the date on which the statements are made. We do not undertake any obligation to publicly update or review any forward-looking statement, except as required by law, whether as a result of new information, future developments or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRAFTECH INTERNATIONAL LTD.

Date: January 14, 2021	By:	/s/ Quinn J. Coburn
Quinn J. Coburn
Chief Financial Officer, Vice President Finance and Treasurer